Rule 497(d)

                                     FT 752

                      Preferred Income Portfolio, Series 14

               Supplement to the Prospectus dated August 12, 2003

         Notwithstanding anything to the contrary in the Prospectus, the additional volume concession equal to .30% of the Public Offering Price per Unit available to dealers and other selling agents who purchase at least $100,000 worth of Units on the Initial Date of Deposit or $250,000 on any day thereafter or if they were eligible to receive a similar concession in connection with sales of similarly structured trusts sponsored by the Sponsor which are currently in the initial offering period shall be available to all dealers and selling agents regardless of the number of Units sold by such persons.

November 7, 2003